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                                  EXHIBIT 24.0
                               POWER OF ATTORNEY

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director of the Registrant (Jacksonville Bancorp, Inc.) constitute and appoint Victor M. George and Lynn H. Sandberg, or either of them, as their true and lawful attorneys-in-fact and agents with capacities to sign any or all amendments to the Form SB-2 Registration Statement of the Registrant, and to file to the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



         SIGNATURE                              TITLE                            DATE
         ---------                              -----                            ----

/s/ Victor M. George                Chairman of the Board,                       September 29, 1998
------------------------------      Chief Executive Officer,                     --------------------
Victor M. George                    President and Chief Financial                Date
                                    Officer, (Principal Finacial Officer)


/s/ C. Michael Carter               Director                                     September 29, 1998
------------------------------                                                   --------------------
C. Michael Carter                                                                Date


/s/ James M. Healey                 Director                                     September 29, 1998
------------------------------                                                   --------------------
James M. Healey                                                                  Date


/s/ Rudolph A. Kraft                Director                                     September 29, 1998
------------------------------                                                   --------------------
Rudolph A. Kraft                                                                 Date


                                    Director
------------------------------                                                   --------------------
William L. Kyle, Jr.                                                             Date



/s/ R. C. Mills                     Director                                     September 29, 1998
------------------------------                                                   --------------------
R.C. Mills                                                                       Date


/s/ John W. Rose                    Director                                     September 29, 1998
------------------------------                                                   --------------------
John W. Rose                                                                     Date


/s/ John R. Schultz                 Director                                     September 29, 1998
------------------------------                                                   --------------------
John R. Schultz                                                                  Date


/s/ Charles F. Spencer              Director                                     September 29, 1998
------------------------------                                                   --------------------
Charles F. Spencer                                                               Date


/s/ Bennett A. Tavar                Director                                     September 29, 1998
------------------------------                                                   --------------------
Bennett A. Tavar                                                                 Date


/s/ Gary L. Winfield, MD            Director                                     September 29, 1998
------------------------------                                                   --------------------
Gary L. Winfield, MD                                                             Date








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